UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2015

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant’s telephone number, including area code: (949) 542-3130

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01.    Completion of Acquisition or Disposition of Assets.
On October 1, 2015, CTR Partnership, L.P., a subsidiary of CareTrust REIT, Inc. (the “Company”), completed the acquisition, pursuant to the Purchase and Sale Agreement and Joint Escrow Instructions (as amended on July 30, 2015, the “Purchase and Sale Agreement”) with affiliates of Liberty Nursing Centers (each of which is identified in the Purchase and Sale Agreement) of a 14-facility skilled nursing and assisted living portfolio for approximately $177 million, inclusive of estimated transaction costs (the “Liberty Acquisition”). The facilities acquired in the Liberty Acquisition are located throughout Ohio and collectively include 1,102 skilled nursing facility beds, 100 assisted living facility units and 56 independent living facility units available for occupancy.
The properties acquired in the Liberty Acquisition will be operated under a long-term, triple-net lease (the “Master Lease”), dated July 30, 2015, with affiliates of Pristine Senior Living, LLC (“Pristine”). The tenants’ obligations under the Master Lease are guaranteed by Pristine and two of its principals pursuant to a Guaranty of Master Lease, dated July 30, 2015 (the “Guaranty”).
The foregoing descriptions of the Liberty Acquisition and the transactions related thereto are qualified in their entirety by reference to the Purchase and Sale Agreement, the Master Lease, and the Guaranty, copies of which were filed as Exhibits 10.1-10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2015, which are incorporated herein by reference.

Item 8.01.	Other Events.
On October 1, 2015, the Company issued a press release announcing completion of the Liberty Acquisition, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The Company intends to file, by amendment to this Form 8-K, any financial statements required by Item 9.01(a), no later than 71 days after October 7, 2015.

(b)	Pro Forma Financial Information.
The Company intends to file, by amendment to this Form 8-K, any pro forma financial information required by Item 9.01(b), no later than 71 days after October 7, 2015.

(d)	Exhibits.
The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release, dated October 1, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2015	CARETRUST REIT, INC.

	By:	/s/ Gregory K. Stapley
Gregory K. Stapley
President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 1, 2015.